SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


Money Market Trust
(Name of Registrant as Specified In Its Charter)



(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [ X ] No fee required.
 [    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:


[  ]  Fee paid previously with preliminary proxy materials.






[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ---------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------

      3) Filing Party:
         ---------------------------------------------------------------

      4) Date Filed:
         ---------------------------------------------------------------







                               MONEY MARKET TRUST

                              IMPORTANT INFORMATION
                                FOR SHAREHOLDERS


Money Market Trust will hold a special meeting of shareholders on April 30, 1998. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations it includes will help you decide upon the issues.

     TIME IS OF THE ESSENCE. . .YOUR PARTICIPATION IN THIS PROCESS IS IMPORTANT! BE SURE TO COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY TO AVOID ADDITIONAL EXPENSE TO THE FUNDS.

The following is an introduction to the proposals and the process.

WHY AM I BEING ASKED TO VOTE?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?
The proposals include the election of Trustees and changes to the Trust's fundamental investment policies.

WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?
The Trust is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Trust's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders.

Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's background and current position with the Trust.

WHY ARE THE TRUST'S "FUNDAMENTAL POLICIES" BEING CHANGED OR REMOVED?
Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In the past, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary.

By reducing the number of "fundamental policies," the Trust may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Trust's assets may be enhanced and investment opportunities increased.



The proposed amendments will:

     i. simplify and modernize the policies that are required to be "fundamental" by the Investment Company Act of 1940 ("1940 Act");

     ii. reclassify as operating policies certain fundamental policies that are not required to be fundamental by the 1940 Act; and

    iii. remove fundamental policies that are no longer required by the securities laws of individual states.

Federated is a conservative money manager. Our highly trained professionals are dedicated to making investment decisions in the best interest of the Trust and its shareholders.

WHY ARE SOME "FUNDAMENTAL POLICIES" BEING CHANGED AS "OPERATING" POLICIES?
As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This permits the Trust's Board additional flexibility in determining whether to participate in new investment opportunities and to meet industry changes promptly.

HOW DO I VOTE MY SHARES?
You may vote in person at the special meeting of shareholders or simply sign and return the enclosed Proxy Card. If we do not receive your Proxy Card, Shareholder Communications Corporation, our proxy solicitor, may contact you to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

     Call your Fund Representative or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.



                                  After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.








                                 PROXY STATEMENT

                               MONEY MARKET TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 1998

      A special meeting of the shareholders of Money Market Trust (the "Trust") will be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m. (Eastern time), on April 30, 1998, for the following purposes:

            (1)   TO ELECT FIVE TRUSTEES.

            (2)   TO MAKE CHANGES TO THE TRUST'S FUNDAMENTAL INVESTMENT
                  POLICIES:

                  (A) TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON DIVERSIFICATION OF ITS INVESTMENTS;

                  (B) TO AMEND AND TO CHANGE FROM A FUNDAMENTAL TO AN OPERATING POLICY THE MATURITY LIMIT OF THE MONEY MARKET SECURITIES IN WHICH THE TRUST WILL INVEST;

                  (C) TO AMEND AND TO CHANGE FROM A FUNDAMENTAL TO AN OPERATING POLICY THE TRUST'S ABILITY TO INVEST IN RESTRICTED SECURITIES;

                  (D) TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN NEW ISSUERS; AND

                  (E) TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN OPTIONS.

            (3) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      The Board of Trustees has fixed March 6, 1998, as the record date for determination of shareholders entitled to vote at the meeting.

                                                By Order of the Trustees



                                                John W. McGonigle
                                                Secretary

March 16, 1998

            SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.

            YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING.....................  1

ELECTION OF FIVE TRUSTEES................................................  1

APPROVAL OR DISAPPROVAL OF CHANGES TO THE TRUST'S FUNDAMENTAL
     INVESTMENT POLICIES                                                   2

INFORMATION ABOUT THE TRUST..............................................  6

   QUORUM AND VOTING REQUIREMENTS........................................  6
   ABOUT THE ELECTION OF TRUSTEES........................................  6
   TRUSTEES STANDING FOR ELECTION........................................  7
   PREVIOUSLY ELECTED TRUSTEES...........................................  8
   SHARE OWNERSHIP OF THE TRUST.........................................  10
   TRUSTEE COMPENSATION.................................................  11
   OFFICERS OF THE TRUST................................................  12

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY............  13

 ......

                               MONEY MARKET TRUST
                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting of shareholders of the Trust to be held on April 30, 1998, at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated in written form. The Trust will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to be beneficial owners of shares held of record by such persons.

At its meeting on November 20, 1997, the Board reviewed the investment policies of the Trust and approved changes to them, subject to shareholder approval. The purposes of the Special Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about March 16, 1998, to shareholders of record at the close of business on March 6, 1998 (the "Record Date"). On the Record Date, the Trust had outstanding 436,944,223.911 shares of beneficial interest.

      The Trust's annual prospectus, which includes audited financial statements for the fiscal year ended July 31, 1997, was previously mailed to shareholders. Requests for a semi-annual report which contains unaudited financial statements for the period ended January 31, 1998, may be made in writing to the Trust's principal executive offices located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 or by calling toll-free 1-800-341-7400 after March 31, 1998.


                            ELECTION OF FIVE TRUSTEES

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, John T. Conroy, Jr., Peter E. Madden, John E. Murray, Jr., and Nicholas P. Constantakis as Trustees of the Trust. All of the nominees, except Mr. Constantakis, are presently serving as Trustees. Please see "Information about the Trust" for current biographical information about Messrs. Bigley, Conroy, Madden, Murray, and Constantakis.

     Messrs. Conroy and Madden were appointed Trustees on August 21, 1991, to fill vacancies created by the resignation of Mr. Joseph Maloney and the decision to expand the size of the Board. Messrs. Bigley and Murray were appointed Trustees on November 15, 1994 and February 14, 1995,
     respectively, also to fill vacancies resulting from the decision to expand the size of the Board. Mr. Constantakis is being nominated as a Trustee to fill the vacancy created by the death of Mr. Gregor Meyer on November 2, 1997.

      All Nominees have consented to continue to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors.

      If any nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as an interested Trustee shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an interested person shall be made by a majority of the Trustees who are not interested persons of the Trust. The Board has no reason to believe that any nominee will become unavailable for election as a Trustee.


                APPROVAL OR DISAPPROVAL OF CHANGES TO THE TRUST'S
                         FUNDAMENTAL INVESTMENT POLICIES

      The Investment Company Act of 1940 (the "1940 Act") requires investment companies such as the Trust to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies." Certain of the Trust's fundamental policies have been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Trustees have approved, and have authorized the submission to the Trust's shareholders for their approval, the removal, amendment, and/or reclassification of certain of the Trust's fundamental policies.

      The proposed amendments would:

       (i) simplify and modernize the policies that are required to be fundamental by the 1940 Act;

       (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental by the 1940 Act; and

      (iii) remove those fundamental policies which are no longer required by the securities laws of individual states as a result of the National Securities Markets Improvement Act ("NSMIA"), dated October 11, 1996.

      By reducing to a minimum those policies that can be changed only by shareholder vote, the Trustees believe that the Trust would be able to minimize the costs and delay associated with holding frequent shareholder meetings. The Trustees also believe that the investment adviser's ability to manage the Trust's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

      AS A GENERAL MATTER, IF THESE PROPOSALS ARE NOT APPROVED, THE POLICIES WILL CONTINUE AS CURRENTLY STATED. THE BOARD OF TRUSTEES WILL CONSIDER WHAT FUTURE ACTION SHOULD BE TAKEN.

              TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON
                       DIVERSIFICATION OF ITS INVESTMENTS

      The Trust's current fundamental investment policy on diversification of its investments is as follows:

     "The Trust will not invest more than 5% of its total assets in the securities of any one issuer (except cash, cash items, repurchase agreements, and securities issued by the U.S. government, its agencies, or instrumentalities)."

      When the current policy was adopted, the Trust was subject to the laws of certain states which required this specific policy on investments despite the fact that the 1940 Act had a less restrictive standard. Since the enactment of NSMIA, the states no longer have jurisdiction over the Trust's diversification policy.

      In 1996, the SEC amended Rule 2a-7, under the 1940 Act, which governs the operations of money market funds. The amendments established specific diversification requirements for money market funds which are more restrictive than, and supersede, the Trust's current policies. Since the Trust is a money market fund which relies on amortized cost valuation of its portfolio securities to attempt to maintain a $1.00 net asset value, it has complied with the Rule 2a-7 diversification requirements since their adoption and intend to continue to comply with them. Therefore, the Trustees propose to remove the Trust's current diversification policies because they are obsolete in light of the requirements of Rule 2a-7 and follow the investment policy that the Trust will comply with Rule 2a-7.


               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


     TO AMEND AND TO CHANGE FROM A FUNDAMENTAL TO AN OPERATING POLICY THE MATURITY LIMIT OF THE MONEY MARKET SECURITIES IN WHICH THE TRUST WILL INVEST

     The investment objective of the Trust is stability of principal and current income consistent with stability of principal. One of the Trust's current investment policies to which it adheres when pursuing its objective is that it may not invest in a security having a remaining maturity of more than one year (365 days). This policy was adopted to comply with maximum maturity period provisions of Rule 2a-7 of the 1940 Act, as amended ("Rule 2a-7"). Rule 2a-7 governs the operations of money market funds. The purpose of Rule 2a-7 is to limit the Trust's exposure to interest rate and credit risks associated with long maturity periods. Money market funds that use amortized cost pricing to attempt to maintain a $1.00 net asset value, such as the Trust, must comply with Rule 2a-7.

     Amendments to Rule 2a-7, which became effective June 30, 1991, extended the maximum maturity period for any portfolio security from one year (365 days) to thirteen months (397 days). The Commission adopted the change in order to accommodate money market mutual funds, such as the Trust, that purchase annual tender bonds, and securities on a when-issued or delayed delivery basis. These securities often are not delivered for a period of up to one month after the Trust has made a commitment to purchase them. Since the Trust must "book" the securities on the day it agrees to purchase it, the maturity period begins on that day.

     The Board is recommending to shareholders a change in the Trust's investment policy to mirror the amendments to Rule 2a-7. The proposed investment policy extends the maximum maturity period of any portfolio security from one year (365 days) to thirteen months (397 days) which the Trustees believe will benefit the Trust and is in the best interests of shareholders. In approving the proposed change, the Trustees evaluated (1) compliance with Rule 2a-7, as amended; (2) the positive effect on the Trust's ability to enter into when-issued and delayed delivery transactions and to purchase annual tender bonds; and (3) the benefits of enhancing the Trust's yield versus the potential of increasing the Trust to exposure to both credit risk and interest rate risk. This change will in no way affect the Trust's investment policy with respect to the portfolio's average maturity, which on a dollar-weighted basis is ninety
(90) days or less.


               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


     TO AMEND AND TO CHANGE FROM FUNDAMENTAL TO AN OPERATING POLICY THE TRUST'S ABILITY TO INVEST IN RESTRICTED SECURITIES

      The Trust's current policy on restricted securities reads as follows:

      "The Trust will not invest more than 10% of its total assets in securities subject to restrictions on resale under the federal securities laws (except for commercial paper issued under Section 4(2) of the Securities Act of 1933)."

      This policy was adopted because historically, restricted securities were viewed as illiquid since they could not be sold within seven days. Investment companies, such as the Trust, are required to meet a shareholder's redemption request at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in the Trust's portfolio must be "liquid" so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests. It is important to note that many restricted securities are, in fact, quite LIQUID, and can be purchased without jeopardizing the liquidity of the Trust's portfolio.

      Certain state securities regulators previously required mutual funds to have a fundamental policy limiting investment in restricted securities. Since the enactment of NSMIA, states no longer have such jurisdiction. Furthermore, rules adopted by the Securities and Exchange Commission have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the Trustees the ability to determine, under specific guidelines, that a security is liquid. The Trustees may delegate this duty to the investment adviser provided the Adviser's determination of liquidity is made in accordance with the guidelines established and monitored by the Trustees.

      The Trust's current policy prevents the Trust from acquiring a significant amount of restricted securities, other than Section 4(2) commercial paper, even though they are viewed by the adviser to be liquid. If this proposal is approved, the Trust will be able to invest to an unlimited extent in restricted securities as long as they meet the Trustees' guidelines for liquidity and the Trust's operating policy on restricted securities would read substantially as follows:

      "The Trust may invest in restricted securities. Restricted securities are any securities in which the Trust may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Trust will limit their purchase, together with other illiquid securities, to 10% of its net assets."


      If a restricted security is determined not to be liquid, the purchase of that security, together with other illiquid securities, may not exceed 10% of the Trust's net assets in accordance with the Trust's current policy on investing in illiquid securities.

      If shareholders do not approve the above proposal, the Trust will continue to invest no more than 10% of the value of its total assets in restricted securities of any kind, except Section 4(2) commercial paper.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL


     REMOVAL OF CERTAIN OF THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES

      The Board has determined that certain of the current fundamental investment policies are unnecessary and should be removed. Until NSMIA, the securities laws of several states had prohibited an investment company whose shares would be sold in those states from investing in certain securities. As a consequence of those restrictions, the Trust adopted the investment policies described below which can be changed only upon the approval of shareholders. Since these prohibitions are no longer required under state law, the management of the Trust has recommended, and the Board has determined, that these policies should be removed. The removal of these policies would provide greater flexibility in the management of the Trust by permitting the Trust to purchase a broader range of securities which are permitted investments and which are consistent with its investment objective and policies.


     TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN NEW ISSUERS (UNSEASONED ISSUERS)

      The Trustees have determined that the Trust's current policy on investment in new issuers is unnecessary. New issuers are those that are considered "unseasoned" because they have been in operation for less than three years. Therefore, the Trustees are recommending that the following policy be deleted:

     "The Trust will not invest more than 5% of its assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years."

      IF APPROVED, THE TRUST WILL BE ABLE TO INVEST IN UNSEASONED COMPANIES WITHOUT LIMIT.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


             TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON
                              INVESTING IN OPTIONS

      The Trustees have determined that the Trust's current policy on investment in options is unnecessary and are recommending that it be removed by deleting the following:

     "The Trust will not invest in puts, calls, straddles, spreads, and any combination thereof."


               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL




                           INFORMATION ABOUT THE TRUST


QUORUM AND VOTING REQUIREMENTS

      The favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the meeting, if the holders of 50% or more of the outstanding voting securities of the Trust are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve all of the proposals except the election of Trustees. ELECTION OF A TRUSTEE REQUIRES THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST AT THE SPECIAL MEETING. A "PLURALITY" IS DEFINED AS MORE VOTES CAST FOR THAN AGAINST EACH NOMINEE.

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.

      In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-fourth of the total number of outstanding shares of the Trust, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

      If a quorum is not present, the Special Meeting may be adjourned to a later date by the affirmative vote of a majority of the shares present or represented by proxy. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). Any adjournment for this purpose will require the affirmative vote of a majority of the shares cast in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

ABOUT THE ELECTION OF TRUSTEES

      When elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors.

      Trustees standing for election and Trustees previously elected are listed below with their addresses, birthdates, present positions with the Trust, and principal occupations during the past five years. THE COMPANIES OR ORGANIZATIONS RELATED TO THE PRINCIPAL OCCUPATIONS OF TRUSTEES STANDING FOR ELECTION ARE NOT AFFILIATED WITH THE TRUST.


TRUSTEES STANDING FOR ELECTION

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA
Birthdate:  September 3, 1939

Trustee

Formerly, Partner, Andersen Worldwide SC; Director or Trustee of the Funds.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate: June 23, 1937

Trustee

     President, Investment Properties Corporation; Senior Vice-President, John
R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.


PREVIOUSLY ELECTED TRUSTEES

John F. Donahue#*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.


James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

     Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.


Edward L. Flaherty, Jr.#
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.


 Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

     Public Relations/Marketing/Conference Planning; Director or Trustee of the Funds.

*    This Trustee is deemed to be an "interested person" as defined in the 1940
     Act.

# Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As referred to in the preceding table, "The Funds" or "Funds" includes the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; and World Investment Series, Inc.

SHARE OWNERSHIP OF THE TRUST
Officers and Trustees own less than 1% of the Trust's outstanding shares.


AT THE CLOSE OF BUSINESS ON THE RECORD DATE, THE FOLLOWING PERSONS OWNED, TO THE KNOWLEDGE OF MANAGEMENT, MORE THAN 5% OF THE OUTSTANDING SHARES OF THE TRUST:
FIDUCIARY TRUST COMPANY INTERNATIONAL, NEW YORK, NEW YORK, OWNED APPROXIMATELY 63,725,300 SHARES (14.58%) AND THE STATE BANK, FENTON, MICHIGAN, OWNED APPROXIMATELY 26,050,459.67 SHARES (5.96%).



TRUSTEE COMPENSATION

                         AGGREGATE
NAME,                  COMPENSATION
POSITION WITH              FROM                  TOTAL COMPENSATION PAID
TRUST                     TRUST*#                   FROM FUND COMPLEX+

John F. Donahue,            $0          $-0- for the Trust and
Chairman and Trustee                    56 other investment companies in the Complex

Thomas G. Bigley        $1,452          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

John T. Conroy          $1,597          $122,362 for the Trust and
Trustee                                 56 other investment companies in the Complex

Nicholas P. Constantakis                       $0           $0 for the Trust and
Trustee                                 36 other investment companies in the Complex

William J. Copeland     $1,597          $122,362 for the Trust and
Trustee                                 56 other investment companies in the Complex

James E. Dowd           $1,597          $122,362 for the Trust and
Trustee                                 56 other investment companies in the Complex

Lawrence D. Ellis, M.D. $1,452          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

Edward L. Flaherty, Jr. $1,597          $122,362 for the Trust and
Trustee                                 56 other investment companies in the Complex

Peter E. Madden         $1,452          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

John E. Murray, Jr.     $1,452          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

Wesley W. Posvar        $1,452          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

Marjorie P. Smuts       $1,452          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex




* Information is furnished for the fiscal year ended July 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of one portfolio.

  The information is provided for the last calendar year.

      During the fiscal year ended July 31, 1997, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp.
All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

      Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

      Messrs. Flaherty, Conroy, Copeland, and Dowd serve on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended July 31, 1997, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

OFFICERS OF THE TRUST

      The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust and their principal occupations during the last five years are as follows:

John F. Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.


Glen R. Johnson
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

None of the Officers of the Trust received salaries from the Trust during the fiscal year ended July 31, 1997.

      Federated Services Company, a subsidiary of Federated Investors, is the Trust's administrator and provides administrative personnel and services to the Trust for a fee as described in the prospectus. For the fiscal year ended July 31, 1997, Federated Services Company earned $381,501.



          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Money Market Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.



  SHAREHOLDERS                                          ARE REQUESTED TO
                                                        COMPLETE, DATE AND SIGN
                                                        THE ENCLOSED PROXY CARD
                                                        AND RETURN IT IN THE
                                                        ENCLOSED ENVELOPE, WHICH
                                                        NEEDS NO POSTAGE IF
                                                        MAILED IN THE UNITED
                                                        STATES.


                                                        By Order of the Trustees


                                                               John W. McGonigle
                                                                       Secretary
                                                                  March 16, 1998







                               MONEY MARKET TRUST

INVESTMENT ADVISER
FEDERATED RESEARCH
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

DISTRIBUTOR
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779






















Cusip 609900105
G02304-01 (3/98)







KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Money Market Trust hereby appoint J. Crilley Kelly, Patricia F. Conner, Marie M. Hamm, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of Money Market Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on April 30, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

     PROPOSAL 1 TO ELECT THOMAS G. BIGLEY, JOHN T. CONROY, JR., PETER E. MADDEN, JOHN E. MURRAY, JR., AND NICHOLAS P. CONSTANTAKIS AS TRUSTEES OF THE TRUST

                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE                 [   ]
                        FOR ALL EXCEPT          [   ]
                     If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s') name. Your shares will be voted for the remaining nominees.

     PROPOSAL 2 TO APPROVE OR DISAPPROVE AN AMENDMENT IN THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON DIVERSIFICATION OF ITS INVESTMENTS

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

PROPOSAL 3 TO APPROVE OR DISAPPROVE AMENDING AND CHANGING FROM FUNDAMENTAL TO AN OPERATING POLICY AND TO AMEND THE TRUST'S POLICY REGARDING THE MATURITY OF MONEY MARKET SECURITIES IN WHICH IT WILL INVEST
                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     PROPOSAL 4 TO APPROVE OR DISAPPROVE REMOVING THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN NEW ISSUERS

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     PROPOSAL 5 TO APPROVE OR DISAPPROVE REMOVING THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN OPTIONS

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


YOUR VOTE IS IMPORTANT
Please complete, sign and return
---------------------
this card as soon as possible.
Date
Mark with an X in the box.
---------------------
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



Cusip 609900105